                                                                      Exhibit 24

                               POWER OF ATTORNEY

                      FORM S-8 REGISTRATION STATEMENT FOR
              CAMPBELL SOUP COMPANY 1994 LONG-TERM INCENTIVE PLAN

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Coleman and John J. Furey, and each of them severally, until January 31, 1995, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 covering the registration under the Securities Act of 1933 for participations in the Campbell Soup Company 1994 Long-Term Incentive Plan, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

CAMPBELL SOUP COMPANY


                 Signature                       Date
                 ---------                       ----
/S/David W. Johnson                        November 16, 1994
- -------------------------------
David W. Johnson
Chairman, President and Chief
Executive Officer and Director
(Principal Executive Officer)

/S/Alva A. App                             November 16, 1994
- -------------------------------
Alva A. App
Director

/S/Edmund M. Carpenter                     November 16, 1994
- -------------------------------
Edmund M. Carpenter
Director

Form S-8 Registration Statement
Campbell Soup Company
1994 Long-Term Incentive Plan



/S/Bennett Dorrance                        November 16, 1994
- -------------------------------
Bennett Dorrance
Director

/S/John T. Dorrance, III                   November 16, 1994
- -------------------------------
John T. Dorrance, III
Director

/S/Thomas W. Field, Jr.                    November 16, 1994
- ------------------------------
Thomas W. Field, Jr.
Director

/S/Philip E. Lippincott                    November 16, 1994
- ------------------------------
Philip E. Lippincott
Director

/S/Mary Alice Malone                       November 16, 1994
- ------------------------------
Mary Alice Malone
Director

/S/Charles H. Mott                         November 16, 1994
- ------------------------------
Charles H. Mott
Director

/S/Ralph A. Pfeiffer, Jr.                  November 16, 1994
- ------------------------------
Ralph A. Pfeiffer, Jr.
Director

/S/Donald M. Stewart                       November 16, 1994
- ------------------------------
Donald M. Stewart
Director

/S/George Strawbridge, Jr                  November 16, 1994
- ------------------------------
George Strawbridge, Jr.
Director

/S/Robert J. Vlasic                        November 16, 1994
- ------------------------------
Robert J. Vlasic
Director

/S/Charlotte C. Weber                      November 16, 1994
- -------------------------------
Charlotte C. Weber
Director


                                      28